UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 2, 2013

MID-AMERICA APARTMENT COMMUNITIES, INC.
(Exact name of registrant as specified in its charter)

TENNESSEE	001-12762	62-1543819
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6584 Poplar Avenue
Memphis, Tennessee	38138
(Address of principal executive officer)	(Zip Code)

(901) 682-6600

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13 e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events.

Mid-America Apartment Communities, Inc., or MAA, is a real estate investment trust, or REIT, whose most significant asset is its ownership interest in Mid-America Apartments, L.P., a Tennessee limited partnership, or the Operating Partnership. The Operating Partnership and its subsidiaries conduct the operations of a substantial majority of MAA's business, hold a substantial majority of MAA's consolidated assets and generate a substantial majority of MAA's revenues. MAA is the sole general partner of the Operating Partnership and as of June 30, 2013, owned 40,141,197 common units of partnership interest, or approximately 95.9% of the outstanding partnership interests in the Operating Partnership. Prior to the completion of the merger between MAA and Colonial Properties Trust, which is expected to close towards the end of the third quarter of 2013, MAA plans to contribute all of its assets, with the exception of its ownership in the Operating Partnership and certain bank accounts, to the Operating Partnership. Currently, there are no publicly traded securities of the Operating Partnership.

Exhibits 99.1 and 99.2 to this Current Report are incorporated herein by reference and contain information about the Operating Partnership for the periods ended June 30, 2013 and 2012. As previously disclosed by MAA, it is anticipated that in the future, the Operating Partnership may issue registered debt securities or may be required to guarantee the registered debt securities of MAA. This information about MAA's majority-owned subsidiary, the Operating Partnership, is being filed pursuant to the instructions of Form S-3, which requires information about a majority-owned subsidiary of a well-known seasoned issuer be included in the registration statement or a post-effective amendment to the registration statement before securities of such majority-owned subsidiary may be registered on such registration statement.

This Current Report and the information incorporated herein should be read in conjunction with MAA's Quarterly Report on Form 10-Q for the period ended June 30, 2013, MAA's Annual Report on Form 10-K for the year ended December 31, 2012, and MAA's 2013 Proxy Statement filed with the Securities & Exchange Commission (SEC) on March 22, 2013.

ITEM 9.01 Financial Statements and Exhibits.

(d)     Exhibits

The following exhibits are filed pursuant to Item 9.01:

Exhibit Number	Description
99.1	Consolidated Financial Statements and Notes thereto of Mid-America Apartments, L.P.
99.2	Information about Mid-America Apartments, L.P.
101
Financial information of Mid-America Apartments, L.P. for the period ended June 30, 2013, filed with the SEC on August 2, 2013, formatted in Extensible Business Reporting Language (XBRL): (i) the Consolidated Balance Sheet as of June 30, 2013 (Unaudited) and December 31, 2012 (Unaudited); (ii) the Consolidated Statements of Operations for the three and six months ended June 30, 2013 (Unaudited) and 2012 (Unaudited); (iii) the Consolidated Statements of Comprehensive Income for the three and six months ended June 30, 2013 (Unaudited) and 2012 (Unaudited); (iv) the Consolidated Statements of Cash Flows for the six months ended June 30, 2013 (Unaudited) and 2012 (Unaudited); and (v) Notes to Consolidated Financial Statements, tagged as blocks of text (Unaudited).*

* Pursuant to Rule 406T of Regulation S-T, the XBRL related information in Exhibit 101 to this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, and shall not be deemed part of a registration statement, prospectus or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filings

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MID-AMERICA APARTMENT COMMUNITIES, INC.

Date:	August 2, 2013	/s/Albert M. Campbell, III
Albert M. Campbell, III
Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)